                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   SH CAPITAL PARTNERS, L.P.

                Item                   Information

Name:                           SH CAPITAL PARTNERS, L.P.

Address:                        950 Third Avenue, 17th Floor, New York, NY 10022

Designated Filer:               Stone House Capital Management, LLC

Date of Event Requiring
Statement (Month/Day/Year):     May 14, 2015

Issuer Name and Ticker
or Trading Symbol:              A.M. CASTLE & CO. [CAS]

Relationship of
Reporting Person(s)
to Issuer:                      10% Owner

If Amendment, Date
Original Filed
(Month/Day/Year):               Not Applicable

Individual or Joint/Group
Filing:                         Form filed by More than One Reporting Person

Signature:                      By:      Stone House Capital Management, LLC
                                Its:     General Partner

                                By:      /s/ Mark Cohen
                                         --------------------
                                Name:    Mark Cohen
                                Title:   Managing Member
                                Date:    June 5, 2015

2.   MARK COHEN

                Item                   Information

Name:                           MARK COHEN

Address:                        950 Third Avenue, 17th Floor, New York, NY 10022

Designated Filer:               Stone House Capital Management, LLC

Date of Event Requiring
Statement (Month/Day/Year):     May 14, 2015

Issuer Name and Ticker
or Trading Symbol:              A.M. CASTLE & CO. [CAS]

Relationship of Reporting
Person(s) to Issuer:            10% Owner

If Amendment, Date
Original Filed
(Month/Day/Year):               Not Applicable

Individual or Joint/Group
Filing:                         Form filed by More than One Reporting Person

Signature:
                                /s/ Mark Cohen
                                -----------------------------
                                Date: June 5, 2015